Securities and Exchange Commission

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



  June 23, 1999                                          0-21845
  Date of report (Date of earliest  event  reported)     Commission File Number


                     Wilshire Financial Services Group Inc.
             (Exact name of registrant as specified in its charter)


Delaware                                                  93-1223879
(State or other jurisdiction of incorporation)            (I.R.S. Employer
                                                          Identification Number)


                    776 SW Madison Street, Portland, OR 97205
               (Address of principal executive offices)(Zip Code)

                                 (503) 223-5600
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5.  OTHER EVENT.

     On June 23, 1999, Wilshire Financial Services Group Inc. ("WFSG" which, along with its subsidiaries, is referred to herein as the "Company"), received a letter from NASDAQ AMEX, stating that the Company's request for continued listing of its common stock on The Nasdaq National Stock Market had been denied. Based on the change in the Company's financial structure and the nearly complete changeover of the Company's shareholder base, the Nasdaq Listing Qualifications Panel (the "Panel") was of the opinion that the Company should be viewed as a new entity, which must satisfy the standards for initial inclusion on The Nasdaq National Stock or SmallCap Market. In that regard, the Panel expressed concern that the Company would not be able to comply with the minimum bid price requirement for initial inclusion. Accordingly, the Panel determined to delist the Company's common stock from The Nasdaq National Stock Market, effective with the close of business on June 23, 1999.

     The Company intends to have its common stock quoted on the OTC Bulletin Board and has requested that certain market makers sponsor the Company's common stock for quotation on the OTC Bulletin Board. There can be no assurance as to when or if the Company's common stock will be quoted on the OTC Bulletin Board.

     The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements. All of the statements contained in this release which are not identified as historical should be considered forward-looking. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of the Company which are identified as forward-looking, the Company notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward- looking statements. Such factors include, but are not limited to, the real estate market, the availability of pools of loans at acceptable prices, the availability and conditions of financing for loan pool acquisitions and mortgage-backed securities, interest rates and overseas expansion. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. Readers of this release should consider these facts in evaluating the information contained herein. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by the Company or any other person that the forward-looking statements contained in this release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WILSHIRE FINANCIAL SERVICES
                                              GROUP INC.



Date:  June 25, 1999                         By:  /s/  Lawrence A. Mendelsohn
                                                  Lawrence A. Mendelsohn
                                                  President

                                             By:  /s/  Chris Tassos
                                                  Chris Tassos
                                                  Executive Vice President and
                                                  Chief Financial Officer